Exhibit 10.3

CREDIT AGREEMENT

THIS CREDIT AGREEMENT, dated as of April 14, 2009 (this “Agreement”), is among Ecosphere Technologies, Inc., a Delaware corporation (“ETI”), Ecosphere Energy Services, Inc., a Florida corporation (“EES”), and Bledsoe Capital Group, LLC, a Montana limited liability company (together with its successors, assigns, endorsees and transferees, the “Holder”).

WHEREAS, the Holder has agreed to lend money to EES to be evidenced by one or more Notes (as hereinafter defined); and

WHEREAS, in order to induce the Holder to make the loans evidenced by the Notes, EES has agreed to execute and deliver to the Holder this Agreement and to grant the Holder a security interest in certain property of EES to secure the prompt payment, performance and discharge in full of the Obligations (as hereinafter defined); and

WHEREAS, in order to induce the Holder to advance credit to EES, ETI, the sole shareholder of EES, has agreed to guarantee the prompt payment, performance and discharge in full of EES’s Obligations and to secure its guarantee by granting to the Holder a security interest in certain property of ETI;

NOW, THEREFORE, in consideration of the agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.

Certain Definitions.  As used in this Agreement, the following terms shall have the meanings set forth in this Section 1.  Terms used but not otherwise defined in this Agreement that are defined in Article 9 of the UCC shall have the respective meanings given such terms in Article 9 of the UCC.

“Affiliate” means, with respect to a specified person or entity, another person or entity that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the person or entity specified.  “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a person or entity, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Bledsoe Obligations” means, collectively, the loans and indebtedness evidenced by (a) that certain Credit Agreement, dated as of May 16, 2008, by and among the Holder, ETI and EES, and the Secured Note(s) executed in connection therewith, and (b) that certain Credit Agreement, dated as of November 12, 2008, by and among the Holder, ETI and EES, and the Secured Note(s) executed in connection therewith, each as affected by that certain letter agreement, dated as of April 14, 2009, as any of the same may be amended or modified.

“Change of Control” means: (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof), of shares of capital stock of ETI representing more than forty percent (40%) of the aggregate ordinary voting power represented by the issued and outstanding capital stock of ETI; or (b) occupation of a majority of the seats (other than vacant seats) on the board of directors of ETI by persons who were neither (i) nominated by the board of directors of ETI nor (ii) appointed by directors so nominated.

“Collateral” means (a) all of ETI’s and EES’s rights, title and interest in and to the property described in Schedule A-1 and Schedule A-2, as applicable, (b) all products, proceeds, rents and profits of the foregoing; and (c) all of the foregoing, whether now owned of existing or hereafter acquired or arising or in which ETI and/or EES now has or hereafter acquires any rights.

“Commitment” means the commitment of the Holder to make the Loans pursuant to the terms of this Agreement.

“Commitment Period” means the period from the date hereof to but excluding the earlier of the Maturity Date and the date of termination of the Commitment.

“Exclusive Option” means that certain Exclusive Option Agreement, dated as of June 5, 2008, by and between the Holder, ETI and EES, as amended pursuant to that certain First Amendment to Exclusive Option Agreement, dated as of April 14, 2009, and as such may be further amended or modified.

“Loan Documents” means this Agreement, the Notes and any other instruments, agreements or other documents executed and/or delivered in connection herewith or therewith.

“Maturity Date” means, as applicable, either (a) October 1, 2009, (b) October 1, 2010, in the event that the Holder fails to exercise its option under the Exclusive Option on or before October 1, 2009, as such date may be amended or modified (and the failure of the Holder to exercise the option under the Exclusive Option is not the result of either (i) a breach of the terms of the Exclusive Option by ETI and/or EES or (ii) the failure of ETI and/or EES to fulfill any condition to the exercise of the Exclusive Option, other than as a result of the failure of Holder to comply with its obligations under the Exclusive Option that renders it not possible for ETI and/or EES to fulfill any such condition), and no other Event of Default has occurred on or prior to such date or (c) any earlier date on which the Commitment is reduced to zero or otherwise terminated or the Loan then outstanding is declared to be due and payable pursuant to the terms hereof.

“Obligations” means all of the liabilities and obligations (primary, secondary, direct, contingent, sole, joint or several) due or to become due, or that are now or may be hereafter existing, of ETI and/or EES (a) under the Loan Documents, or (b) under any other notes, instruments, agreements or other documents now or hereafter existing, evidencing any of the Bledsoe Obligations (the “Other Agreements”), in each case, whether now or hereafter existing, voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from the Holder as a preference, fraudulent transfer or otherwise as such obligations may be amended, supplemented, converted, extended or modified from time to time.  Without limiting the generality of the foregoing, the term “Obligations” shall include, without limitation: (i) principal of, and interest on the Notes, the Other Agreements and the loans extended pursuant hereto and thereto; (ii) any and all other fees, indemnities, costs, obligations and liabilities of ETI and EES from time to time under or in connection with the Loan Documents or the Other Agreements; and (iii) all amounts (including but not limited to post-petition interest) in respect of the foregoing that would be payable but for the fact that the obligations to pay such amounts are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving ETI or EES.

“Organizational Documents” means with respect to ETI or EES, the documents by which either party was organized pursuant to its certificate of incorporation, and including its bylaws.

“Other Options” means, collectively, that certain Exclusive Option Agreement [International Onshore], dated as of April 14, 2009, by and between the Holder, ETI and EES, and that certain Exclusive Option Agreement [Offshore], dated as of April 14, 2009, by and between the Holder, ETI and EES, as either may be amended or modified.

“Security Interest” means the security interests granted herein by ETI and EES to the Holder.

“UCC” means the Uniform Commercial Code of the State of Florida and or any other applicable law of any state or states which has jurisdiction with respect to all, or any portion of, the Collateral or this Agreement, from time to time.  It is the intent of the parties that defined terms in the UCC should be construed in their broadest sense so that the term “Collateral” will be construed in its broadest sense.  Accordingly if there are, from time to time, changes to defined terms in the UCC that broaden the definitions, they are incorporated herein and if existing definitions in the UCC are broader than the amended definitions, the existing ones shall be controlling.

2.

Loan.  On the terms and conditions contained in this Agreement, the Holder agrees that during the Commitment Period the Holder shall make a loan to EES in the aggregate amount of up to $1,500,000 (the “Loan”).  The Loan shall be comprised of advances of $250,000 each, with the first such advance to be made upon the execution and delivery of this Agreement, the second Advance to be made on May 8, 2009 and each subsequent advance during the Commitment Period to be made on June 1, 2009 and thereafter on the 30-day anniversary of the immediately previous advance.  Amounts repaid in respect of the Loan may not be reborrowed.  The unpaid principal amount of the Loan shall bear interest at the rate of fifteen percent (15%)

per annum, which shall begin to accrue on October 1, 2009.  All past due principal and interest on the Loan shall bear interest at the lesser of (i) the greater of (x) the rate of 18% per annum or (y) the Prime Rate as published in the Wall Street Journal plus 5% or (ii) such maximum rate of interest allowable under the laws of the State of Florida.  Interest on the Loan shall be computed on the basis of a year of 360 days and the actual number of days elapsed (including the first day but excluding the last day) unless such calculation would result in a usurious rate, in which case interest shall be calculated on the basis of a year of 365 or 366 days, as the case may be.

3.

Advances.

(a)

General.  Subject to the conditions set forth in this Section 3, upon the execution and delivery of this Agreement, the Holder shall advance to EES $250,000 by wire transfer (the “Initial Advance”).  $25,000 of the Initial Advance shall be used to pay past due interest for the month of January 2009 with respect to certain of the Bledsoe Obligations.  Subject to the conditions set forth in this Section 3, during the Commitment Period the Holder shall make additional advances of $250,000 (the Initial Advance and the Additional Advances each being an “Advance”) of the Loan on May 8, 2009, then on June 1, 2009 and then on the 30-day anniversary of the immediately previous Advance (each an “Additional Advance”), provided tthat the conditions to each Additional Advance are met.  The amounts borrowed under this Agreement shall be evidenced by a promissory note to be issued to the Holder substantially in the form annexed as Exhibit A (the “Note”).

(b)

Initial Advance.  The obligation of the Holder to make the Initial Advance is subject to the conditions precedent that the Holder shall have received all of the following, each dated (unless otherwise indicated) the date hereof, in form and substance satisfactory to the Holder:

(i)

Resolutions of the board of directors of each of ETI and EES certified by their Secretary or an Assistant Secretary which authorize the execution, delivery, and performance by ETI and EES of this Agreement and the other Loan Documents to which each is or is to be a party;

(ii)

A certificate of incumbency certified by the Secretary or an Assistant Secretary of ETI and EES certifying the names of the officers of ETI and EES authorized to sign this Agreement and each of the other Loan Documents to which each is or is to be a party, together with specimen signatures of such officers;

(iii)

The certificate or articles of incorporation of ETI and EES certified by the Secretary of State of the states of incorporation of ETI and EES and dated within thirty (30) days prior to the date of this Agreement;

(iv)

The bylaws of ETI and EES certified by the Secretary or an Assistant Secretary of ETI and EES;

(v)

Certificates of the appropriate government officials of the states of incorporation of ETI and EES as to the existence and good standing of ETI and EES, each dated within thirty (30) days prior to the date of this Agreement;

(vi)

The Note executed and delivered by EES;

(vii)

The First Amendment to the Exclusive Option, executed and delivered by ETI and EES; and

(viii)

The Other Options, executed and delivered by ETI and EES.

(c)

Additional Advances.  The obligation of the Holder to make any Additional Advance is subject to the conditions precedent that:

(i)

there shall not have occurred and be continuing an Event of Default;

(ii)

the resolutions of ETI’s and EES’s boards of directors authorizing each of them to enter into this Agreement and the other Loan Documents to which each is or is to be a party shall not have been revoked;

(iii)

the Commitment shall not have been terminated; and

(iv)

all of the representations and warranties of ETI and EES contained in any Loan Document shall be true and correct as of the date that such Additional Advance is to be made, except to the extent a representation or warranty addresses matters only as of a particular date.

4.

Repayment of Loan.

(a)

EES hereby unconditionally promises to pay to the Holder the then unpaid principal amount of the Loan, and all accrued and unpaid interest thereon, if any, on the Maturity Date.

(b)

EES may prepay, in whole or in part, any portions of the then outstanding principal of the Loan, without penalty or premium.  EES shall repay the Loan upon the exercise of the Exclusive Option in an amount equal to 100% of the cash proceeds received by EES upon such exercise, up to the entire unpaid principal and accrued and unpaid interest, if any, on the Loan.  Such repayment shall be made on the same day that EES or ETI receives any cash proceeds from the exercise of the Exclusive Option.

(c)

EES shall make each payment required to be made by EES hereunder prior to 5:00 p.m., Dallas time, on the date when due, in immediately available funds, without set-off or counterclaim.  All such payments shall be made to the Holder at such place and to such account as directed by the Holder to EES in writing.  If any payment hereunder shall be due on a day that is not a business day, the date for payment shall be extended to the next succeeding business day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder shall be made in dollars.

(d)

Payments received with respect to the Loan shall be applied first, towards the payment of fees, indemnities and expense reimbursements, second, towards the payment of interest, if any, then due hereunder or under any other Loan Document, and third, towards the payment of the outstanding principal amount of the Loan.

5.

Guaranty.  ETI unconditionally and irrevocably guarantees the full and prompt payment and performance when due of all EES’s obligations under the Loan Documents (the “Guaranteed Obligations”).  This guaranty is an absolute guaranty of payment and not a guaranty of collection.  ETI’s guaranty is absolute and unconditional irrespective of:

(a)

any lack of validity or enforceability of any provision of any Loan Document or any other agreement or instrument relating to any Loan Document, or avoidance or subordination of any of the Guaranteed Obligations;

(b)

any change in the time, manner or place of payment of, or in any other term of, or any increase in the amount of, any of the Guaranteed Obligations, or any other amendment or waiver of any term of, or any consent to departure from any requirement of, any of the Loan Documents;

(c)

any exchange, release or non-perfection of any lien on any Collateral, or any release or amendment or waiver of any term of any other guaranty of, or any consent to departure from any requirement of any other guaranty of, any of the Guaranteed Obligations;

(d)

the absence of (i) any attempt to collect any of the Guaranteed Obligations from EES or (ii) any other action to enforce the same or the election of any remedy by the Holder;

(e)

any waiver, consent, extension, forbearance or granting of any indulgence by the Holder with respect to any provision of any Loan Document;

(f)

the Holder’s election in any proceeding under chapter 11 the Bankruptcy Code of the application of section 1111(b)(2) of the Bankruptcy Code;

(g)

any borrowing or grant of a security interest by the Holder, as debtor-in-possession, under section 364 of the Bankruptcy Code;

(h)

the disallowance, under section 502 of the Bankruptcy Code, of all or any portion of the claims of the Holder for payment of any of the Guaranteed Obligations; or

(i)

any other circumstance that might otherwise constitute a legal or equitable discharge or defense of a borrower or a guarantor.

6.

Representations and Warranties of ETI and EES.  ETI and EES, jointly and severally, represent and warrant to the Holder as of the date hereof and as of the date of each Additional Advance as follows:

(a)

ETI and EES each has taken all corporate action necessary for their respective authorization, execution and delivery of the Loan Documents and performance of all Obligations, as applicable.  The Loan Documents each shall constitute a valid and legally binding obligation of ETI and EES, as applicable, enforceable in accordance with their respective terms.

(b)

All consents, approvals, orders or authorizations of, or registrations, qualifications, designations, declarations or filings with, any federal or state governmental authority or other person on the part of ETI or EES, as applicable, required in connection with the execution, delivery and performance of the Loan Documents and the consummation of the transactions contemplated thereby, have been obtained.

(c)

ETI and EES have no place of business or offices where their respective books of account and records are kept (other than temporarily at the offices of its attorneys or accountants) or places where Collateral is stored or located, except as set forth on Schedule B attached hereto.  Except as disclosed on Schedule B, none of such Collateral is in the possession of any consignee, bailee, warehouseman, agent or processor.

(d)

ETI and/or EES, as applicable, are the sole owners of the Collateral, free and clear of any liens, security interests, encumbrances, rights or claims, and are fully authorized to grant the Security Interest.  There is not on file in any governmental or regulatory authority, agency or recording office an effective financing statement, security agreement, license or transfer or any notice of any of the foregoing (other than those that will be filed in favor of the Holder pursuant to this Agreement) covering or affecting any of the Collateral.

(e)

No written claim has been received that any Collateral or ETI’s or EES’s use of any Collateral violates the rights of any third party. There has been no adverse decision to ETI’s and/or EES’s claim of ownership rights in or exclusive rights to use the Collateral in any jurisdiction or to ETI’s and/or EES’s right to keep and maintain the Collateral in full force and effect, and there is no proceeding involving said rights pending or, to the best knowledge of ETI or EES, threatened before any court, judicial body, administrative or regulatory agency, arbitrator or other governmental authority.

(f)

This Agreement creates in favor of the Holder a valid, first priority security interest in the Collateral securing the payment and performance of the Obligations and the Guaranteed Obligations.  Upon making the filings described in Section 7(b), all security interests created hereunder in any Collateral which may be perfected by filing UCC financing statements shall have been duly perfected.  Without limiting the generality of the foregoing, except for the filing of said financing statements, no consent of any third parties and no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for (i) the execution, delivery and performance of the Loan Documents, (ii) the creation or perfection of the Security Interest created hereunder in the Collateral or (iii) the enforcement of the rights of the Holder with respect to the Obligations.

(g)

The execution, delivery and performance of the Loan Documents by ETI and EES, as applicable, does not (i) violate any of the provisions of any Organizational Documents of ETI or EES, as applicable, or any judgment, decree, order or award of any court, governmental body or arbitrator or any applicable law, rule or regulation applicable to ETI and/or EES, as applicable or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing ETI’s or EES’s debt or otherwise) or other understanding to which ETI or EES, as applicable, is a party or by which any property or asset of ETI or EES is bound or affected.  If any, all required consents (including, without limitation, from stockholders or creditors of ETI and EES) necessary for ETI and EES, as applicable, to enter into and perform their obligations hereunder have been obtained.

(h)

ETI’s and EES’s Federal Employer Identification Numbers and their organizational identification numbers are set forth on Schedule C.

7.

Covenants of ETI and EES.  ETI and EES, jointly and severally covenant with the Holder as follows (and ETI hereby agrees to cause each of its other subsidiaries to comply with each of the following provisions as if each were a signatory hereto):

(a)

ETI and EES, as applicable, shall maintain the Collateral at the locations set forth on Schedule B attached hereto and may not relocate such tangible Collateral without delivering to the Holder at least three (3) days prior to such relocation written notice of such relocation and the new location thereof (which must be within the United States).

(b)

ETI and EES hereby authorize the Holder to file one or more financing statements under the UCC, with respect to the Security Interest, with the proper filing and recording agencies in any jurisdiction deemed proper by the Holder.

(c)

ETI and EES, as applicable, shall at all times maintain (i) the liens and Security Interest provided for hereunder as valid and perfected first priority liens and security interests in the Collateral in favor of the Holder until all of the Obligations have been paid in full and (ii) the Collateral free and clear of all liens and encumbrances, other than the Security Interest and liens and encumbrances in favor of the Holder.  ETI and EES, as applicable, each hereby agrees to defend the same against the claims of any and all persons and entities, and to safeguard and protect all Collateral for the account of the Holder.  At the request of the Holder, ETI and EES, as applicable, will pay the cost of filing UCC financing statements in all public offices wherever filing is, or is deemed by the Holder to be, necessary or desirable to effect the rights and obligations provided for herein.  Without limiting the generality of the foregoing, ETI and EES, as applicable, shall pay all fees, taxes and other amounts necessary to maintain the Collateral and the Security Interest hereunder.

(d)

Neither ETI or EES will transfer, pledge, hypothecate, encumber, license, sell or otherwise dispose of any of the Collateral, except as set out on Schedule 7 attached hereto and other than in the ordinary course of business consistent with past practice, without the prior written consent of the Holder.

(e)

ETI and EES, as applicable, shall keep and preserve the equipment, inventory and other tangible Collateral in good condition, repair and order and shall not operate or locate any such Collateral (or cause to be operated or located) in any area excluded from insurance coverage.

(f)

ETI and EES, as applicable, shall maintain with financially sound and reputable insurers, insurance with respect to the Collateral, against loss or damage of the kinds and in the amounts customarily insured against by entities of established reputation having similar properties similarly situated and in such amounts as are customarily carried under similar circumstances by other such entities and otherwise as is prudent for entities engaged in similar businesses but in any event sufficient to cover the full replacement cost thereof.  ETI and EES, as applicable, shall cause each insurance policy issued in connection herewith to provide, and the insurer issuing such policy to certify to the Holder, that (i) the Holder will be named as lender loss payee and additional insured under each such insurance policy; (ii) if such insurance be proposed to be cancelled or materially changed for any reason whatsoever, such insurer will promptly notify the Holder and such cancellation or change shall not be effective as to the Holder for at least 30 days after receipt by the Holder of such notice, unless the effect of such change is to extend or increase coverage under the policy; and (iii) the Holder will have the right (but no obligation) at its election to remedy any default in the payment of premiums within 30 days of notice from the insurer of such default.

(g)

ETI and EES shall promptly execute and deliver to the Holder such further deeds, mortgages, assignments, security agreements, financing statements or other instruments, documents, certificates and assurances and take such further action as the Holder may from time to time request and may in its sole discretion deem necessary to perfect, protect or enforce the Holder’s security interest in the Collateral.

(h)

ETI and EES shall permit the Holder and its representatives and agents to inspect the Collateral during normal business hours and upon reasonable prior notice, and to make copies of records pertaining to the Collateral as may be reasonably requested by the Holder from time to time.

(i)

ETI and EES will from time to time, at the joint and several expense of ETI and EES, promptly execute and deliver all such further instruments and documents, and take all such further action as may be necessary or desirable, or as the Holder may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Holder to exercise and enforce its rights and remedies hereunder and with respect to any Collateral or to otherwise carry out the purposes of this Agreement.

(j)

Neither ETI nor EES shall change its name, type of organization or jurisdiction of organization without first giving the Holder three (3) days prior written notice of its intended change.

(k)

Subject to the second sentence of Section 3(a), the proceeds of the Loans shall be used for working capital including the manufacturing of Ozonix™ units, including components and related equipment.

(l)

ETI and EES will do or cause to be done all things necessary to preserve, renew and keep in full force and effect their legal existence and the rights, qualifications, licenses, permits, privileges, governmental authorizations, intellectual property rights and franchises material to the conduct of their business, and maintain all requisite authority to conduct their business in each jurisdiction in which its business is conducted.

(m)

ETI and EES will furnish to the Holder prompt written notice of the following:

(i)

the occurrence of any Event of Default;

(ii)

any lien or claim made or asserted against any of the Collateral, or any loss, damage, or destruction to the Collateral in the amount of $25,000 or more, whether or not covered by insurance;

(iii)

promptly (and in any event within two business days) after becoming aware thereof, the assertion by the holder of any indebtedness of ETI or EES, that a default exists with respect thereto or that ETI or EES or any guarantor thereof is not in compliance with the terms thereof, or the threat or commencement by such holder of any enforcement action because of such asserted default or non-compliance; and

(iv)

promptly (and in any event with two days) after becoming aware thereof, any termination, notice of default or material amendment of any lease or agreement regarding goods or services with an aggregate value in excess of $100,000.

(n)

Neither ETI nor EES shall create, incur, assume or permit to exist any (i) indebtedness for borrowed money, except for (A) indebtedness outstanding on the date of this Agreement and any renewals or modifications thereof that do not increase the principal thereon (other than to add accrued interest to the principal) or the rate of interest charged with respect thereto or (B) any lien, claim or encumbrance on any property or asset now owned or hereafter acquired by either of them, except in each case as such may exist on the date of this Agreement or as set out in Schedule 7 attached hereto, or (C) as permitted by Section 7(o).

(o)

Neither ETI nor EES shall enter into or be a party to any transaction or arrangement, including the purchase, sale, lease or exchange of property or the rendering of any service, with either (i) any of its Affiliates, or (ii) any of its officers, members, managers, directors, stockholders, parents, other interest holders, employees, or affiliates or any member of their respective immediate families; provided, however, ETI and EES may (A) continue to employ their current employees under their existing compensation arrangements, and (B) borrow money from officers up to a maximum aggregate amount of $250,000 and repay such loans.

(p)

Neither ETI nor EES shall create, establish or own or have the right to acquire any shares of capital stock or partnership, profits, capital, member or other equity interests of any other person or entity of any kind whatsoever, except for those existing as of the date of this Agreement and subsidiaries formed after the date hereof that agree to be bound by the terms of this Agreement pursuant to documents reasonably acceptable to the Holder.  Neither ETI nor EES will transfer, license, sell or otherwise dispose of any assets to any of their subsidiaries, other than subsidiaries that agree to be bound by the terms of this Agreement pursuant to documents reasonably acceptable to the Holder.

(q)

None of ETI, EES or any of their Affiliates, officers, directors, employees, agents and representatives will (i) engage in, initiate or knowingly encourage the initiation by others of discussions or negotiations with third parties or engage in or respond to solicitations by third parties relating to any sale, license, transfer or other disposition of any asset, property or right that is the subject of the technology license agreements to be entered into in connection with the Exclusive Option and the Other Options, or (ii) enter into any agreement or commitment (whether or not binding) with respect to any of the foregoing transactions.  ETI and EES shall immediately cease and cause to be terminated any solicitation, discussion or negotiation with respect to any of the foregoing transactions.  ETI and EES will immediately notify the Holder if any third party attempts to initiate any solicitation, discussion, or negotiation with respect to any of the foregoing transactions, and shall provide ETI and EES with the name of such third parties and the terms of any offers.

(r)

ETI and EES shall furnish, or cause to be furnished, to the Holder:  (i) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed with or furnished to the Securities and Exchange Commission and (ii) contemporaneously with the furnishing of such items to any lender to or shareholder of either of ETI or EES, all certificates, financial information or other reports and materials furnished to any lender to or shareholder of ETI or EES (excluding information furnished by EES to ETI).

8.

Representations and Warranties of the Holder.

(a)

The Holder has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby, including the purchase of the Note.  This Agreement, when executed and delivered by the Holder, will constitute a valid and legally binding obligation of the Holder, enforceable against the Holder in accordance with its terms.

(b)

The Holder is acquiring the Note to be purchased by the Holder for the Holder’s own account for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distribution or selling the same, and, except as contemplated by this Agreement, the Holder has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the disposition thereof.  The Holder understands that the Note may not be sold, transferred or otherwise disposed of without registration under the Securities Act of 1933, as amended (the “Securities Act”) or an exemption therefrom, and that in the absence of an effective registration statement covering the Note or an available exemption from registration under the Securities Act, the Note must be held indefinitely.

(c)

The Holder understands that the Note is not registered under the Securities Act in reliance on an exemption from registration under the Securities Act pursuant to Section 4(2) thereof and Rule 506 thereunder for the sale contemplated by this Agreement and that the Note will bear a restrictive legend.

(d)

The Holder acknowledges that the purchase of the Note entails a high degree of risk, including the risk factors contained in filings by ETI with the Securities and Exchange Commission including its annual report on Form 10-KSB for the year ended December 31, 2008 and in other publicly available information.  These risks include, without limitation, the inability of ETI to achieve its business plan objectives, including the successful commercialization of its Ozonix™ process and the risk of a failure to pay in full the principal and interest of the Note in accordance with its terms.

(e)

The Holder represents that the Holder has had an opportunity to ask questions and receive answers from ETI regarding the terms and conditions of this Agreement and the reasons for this offering of the Note, the business prospects of ETI, the risks attendant to ETI’s business, and the risks relating to an investment in ETI, including the terms and conditions of the Note and further acknowledges that the Holder has had an opportunity to obtain additional information (to the extent ETI possesses such information and could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to such Holder or to which such Holder had access. ETI will put such information in writing if requested by the Holder. The Holder acknowledges the receipt (without exhibits) of ETI’s annual report on Form 10-KSB with respect to the year ended December 31, 2008, and the current reports on Form 8-K (as well as any other reports) filed subsequent to December 31, 2008 and prior to the date of this Agreement.  These reports will be made available to the Holder upon written request by the Holder.

(f)

The Holder represents that the Holder is an “accredited investor” within the meaning of the applicable rules and regulations promulgated under the Securities Act or is otherwise experienced in evaluating and investing in private placement transactions of securities in similar circumstances and acknowledges that the Holder:

(i)

can bear the economic risk of such Holder’s investment,

(ii)

has such knowledge and experience in financial and business matters that such Holder is capable of evaluating the merits and risks of the investment in the Note,

(iii)

has adequate means of providing for its current financial needs and contingencies,

(iv)

is able to bear the substantial economic risks of an investment in the Note for an indefinite period of time,

(v)

has no need for liquidity in such investment,

(vi)

has made commitments to investments that are not readily marketable which are reasonable in relation to the Holder’s net worth, and

(vii)

can afford a complete loss of such investment.

(g)

The Holder has such knowledge and experience in financial, tax and business matters so as to enable the Holder to utilize the information made available to it in connection with the offering of the Note to evaluate the merits and risks of an investment in the Note and to make an informed investment decision with respect thereto.

(h)

The Holder is not relying on ETI with respect to the tax and other economic considerations of an investment in the Note, and the Holder has relied on the advice of, or has consulted with, only the Holder’s own advisors.

(i)

The Holder is not making an investment in the Note as a result of or subsequent to any advertisement, articles, notice or other communication published in any newspaper, television or radio or presented at any seminar or meeting, or any solicitation of a subscription by a person not previously known to the undersigned in connection with investments in securities generally.

(j)

The representations, warranties and agreements of the Holder contained herein shall survive the execution and delivery of this Agreement and the purchase of the Note.

(k)

The Holder acknowledges that the Holder has received notice of the Holder’s possible right under applicable Florida law to rescind the purchase of the Note within three (3) business days following the payment of the purchase price as set forth in Section 3 hereof.

9.

Indemnification by the Holder.  The Holder agrees to indemnify and hold ETI and its affiliates and their agents, representatives and employees harmless from and against all liability, damage, loss, cost and expense (including reasonable attorneys’ fees) which they may incur by reason of any material inaccuracy or any material breach of the representations and warranties made by such Holder herein.

10.

Grant of Security Interest in Collateral.  As an inducement for the Holder to extend the Loan as evidenced by the Note and to secure the complete and timely payment, performance and discharge in full, as the case may be, of all of the Obligations, ETI and EES hereby grant the Holder a security interest in and to, a lien upon and a right of set-off against all of ETI’s and EES’s right, title and interest of whatsoever kind and nature in and to, the Collateral, whether now owned or existing or hereafter acquired or arising or in which ETI and/or EES now has or hereafter acquires any rights.  Notwithstanding the preceding, until such time as the Holder has entered into the Subordination Agreements with the holders of the Debentures as set forth in Section 28, the Holder shall have a security interest in the Collateral described in Exhibit A-1.  In the event that the Holder enters into the Subordination Agreements, the Holder shall have a security interest in the Collateral described in Exhibit A-2.

11.

Defaults.  The following events shall be “Events of Default”:

(a)

the failure to pay principal or any interest on the Loan when due;

(b)

any representation or warranty of ETI or EES in this Agreement or any other Loan Document shall prove to have been incorrect in any material respect when made or deemed made;

(c)

ETI and/or EES shall fail to observe or perform any covenant, condition or agreement contained in this Agreement or any other Loan Document (other than those which constitute a default under another paragraph of this Section 11), and such failure shall continue unremedied for a period of five (5) days after the earlier of the occurrence of such breach or notice thereof from the Holder;

(d)

ETI and/or EES shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any of the Bledsoe Obligations, in each case when and as the same shall become due and payable, and such failure shall continue unremedied for any grace period that exists with respect to such failure;

(e)

any event or condition occurs that results in any other indebtedness for borrowed money, with a principal amount in excess of $25,000, of ETI and/or EES becoming due prior to its scheduled maturity or requiring the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity;

(f)

an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of ETI and/or EES or any of their debts, or of a substantial part of their assets, under any federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for ETI and/or EES or for a substantial part of any of their assets, and, in any such case, such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

(g)

ETI and/or EES shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (f) of this Section 11, (iii)  apply for or consent to the appointment of a receiver, trustee, custodian, conservator or similar official for ETI and/or EES or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing;

(h)

ETI and/or EES shall become unable, admit in writing its inability or fail generally to pay its debts as they become due;

(i)

one or more judgments that are not covered by insurance for the payment of money in an aggregate amount in excess of $25,000 shall be rendered against ETI and/or EES, and the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of ETI and/or EES to enforce any such judgment;

(j)

any material provision of any Loan Document shall at any time after the date hereof cease for any reason to be in full force and effect (or any party shall challenge the enforceability of any Loan Document or shall assert in writing, or engage in any action or inaction based on any such assertion, that any provision of any of the Loan Documents has ceased to be or otherwise is not valid, binding and enforceable in accordance with its terms) or shall cease to create perfected, first priority security interests in favor of the Holder in the

Collateral subject or purported to be subject thereto, subject to no other liens, or such collateral shall have been transferred to any person in violation of the terms of any Loan Document;

(k)

the occurrence of any “default”, as defined in any Loan Document (other than this Agreement) or the breach of any of the terms or provisions of any Loan Document (other than this Agreement), which default or breach continues beyond any period of grace therein provided; or

(l)

a Change of Control shall occur.

12.

Duty to Hold in Trust.  Upon the occurrence of any Event of Default and at any time thereafter, ETI and/or EES shall, upon receipt of any revenue, income, dividend, interest or other sums subject to the Security Interest, whether payable pursuant to the Notes or otherwise, or of any check, draft, note, trade acceptance or other instrument evidencing an obligation to pay any such sum, hold the same in trust for the Holder and shall forthwith endorse and transfer any such sums or instruments, or both, to the Holder for application to the satisfaction of the Obligations.

13.

Rights and Remedies Upon Default.

(a)

Upon the occurrence and during the continuation of any Event of Default, the Holder may by notice to ETI and/or EES, take either or both of the following actions, at the same or different times: (i) terminate the Commitment immediately, and (ii) declare the Loan then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of such portion of the Loan so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of ETI and/or EES accrued hereunder or under any other Loan Document, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by ETI and EES; and in case of any event with respect to ETI and/or EES described in clause (f) or (g) of Section 11, the Commitment shall automatically terminate and the principal of the entire Loan then outstanding, together with accrued interest thereon and all fees and other obligations of ETI and EES accrued hereunder or under any other Loan Document, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by ETI and EES.  In addition to the remedies set out above, the Holder shall also have the right to exercise all the rights and remedies conferred under the Loan Documents and all the rights and remedies of a secured party under the UCC.  Without limitation, the Holder shall have the following rights and powers:

(i)

The Holder shall have the right (but not the obligation) to take possession of the Collateral and, for that purpose, enter, with the aid and assistance of any person, any premises where the Collateral, or any part thereof, is or may be placed and remove the same, and ETI and/or EES shall assemble the Collateral and make it available to the Holder at places which the Holder shall reasonably select, whether at ETI’s and/or EES’s premises or elsewhere, and make available to the Holder, without rent, all of ETI’s and/or EES’s respective premises and facilities for the purpose of the Holder taking possession of, removing or putting the Collateral in saleable or disposable form.

(ii)

The Holder shall have the right (but not the obligation) to exercise all rights with respect to the Collateral as if it were the sole and absolute owner thereof.

(iii)

The Holder shall have the right (but not the obligation) to operate the business of ETI and/or EES using the Collateral and shall have the right to assign, sell, lease or otherwise dispose of and deliver all or any part of the Collateral, at public or private sale or otherwise, either with or without special conditions or stipulations, for cash or on credit or for future delivery, in such parcel or parcels and at such time or times and at such place or places, and upon such terms and conditions as the Holder may deem commercially reasonable, all without (except as shall be required by applicable statute and cannot be waived) advertisement or demand upon or notice to ETI and/or EES or right of redemption of ETI and/or EES, which are hereby expressly waived.  Upon each such sale, lease, assignment or other transfer of Collateral, the Holder may, unless prohibited by applicable law which cannot be waived, purchase all or any part of the Collateral being sold, free from and discharged of all trusts, claims, right of redemption and equities of ETI and/or EES, which are hereby waived and released.

(b)

Notwithstanding anything in this Section 13 to the contrary, the Holder shall comply with any applicable law in connection with the taking possession of, exercising rights over, holding and/or disposing of Collateral and such compliance will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral.  The Holder may sell the Collateral without giving any warranties and may specifically disclaim such warranties.  If the Holder sells any of the Collateral on credit, ETI and EES will only be credited with payments actually made by the purchaser.  In addition, ETI and EES waive any and all rights that they may have to a judicial hearing in advance of the enforcement of any of the Holder’s rights and remedies hereunder, including, without limitation, their rights following an Event of Default to take immediate possession of the Collateral and to exercise its rights and remedies with respect thereto.

(c)

ETI and EES each hereby irrevocably appoints the Holder as its attorney-in-fact, with full authority in the place and stead of ETI and/or EES and in the name of ETI, EES, the Holder or otherwise, from time to time after an Event of Default shall have occurred, in the Holder’s discretion, to take any action and to execute any instrument which the Holder may deem necessary or advisable to accomplish the purposes of this Agreement.

(d)

Upon the Holder’s request, ETI and EES shall assist the Holder in the liquidation of the Collateral upon an Event of Default.

(e)

In the event that the Holder takes possession of the Collateral after an Event of Default, upon the Holder’s request, ETI and EES shall grant the Holder a royalty free license with respect to any other assets or rights of ETI and/or EES that are necessary or useful to the operation or liquidation of the Collateral, on terms that are negotiated in good faith by and among ETI, EES and the Holder.

14.

Costs and Expenses.  ETI and EES agree to pay all reasonable out-of-pocket fees, costs and expenses incurred in connection with any filing required hereunder, including without limitation, any financing statements pursuant to the UCC, continuation statements, partial releases and/or termination statements related thereto or any expenses of any searches reasonably required by the Holder.  ETI and EES will also, upon demand, pay to the Holder the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which the Holder may incur in connection with (i) the enforcement of this Agreement or any other Loan Document, or (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral.  Until so paid, any fees payable hereunder shall be added to the principal amount of the Notes and shall bear interest at the default rate.

15.

Term of Agreement.  This Agreement and the Security Interest shall terminate on the date on which all payments under the Note has been indefeasibly paid in full and all Obligations have been paid or discharged; provided, however, that all indemnities of ETI and EES contained in this Agreement shall survive and remain operative and in full force and effect regardless of the termination of this Agreement.

16.

Severability.  If any provision of this Agreement otherwise is deemed to be invalid or unenforceable or is prohibited by the laws of the state or jurisdiction where it is to be performed, this Agreement shall be considered divisible as to such provision and such provision shall be inoperative in such state or jurisdiction and shall not be part of the consideration moving from either of the parties to the other.  The remaining provisions of this Agreement shall be valid and binding and of like effect as though such provision was not included.

17.

Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.  The execution of this Agreement may be by actual or facsimile signature.

18.

Benefit.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, provided that neither ETI nor EES may assign any of their obligations hereunder without the prior written consent of the Holder and the Holder may not assign its obligations hereunder without the prior written consent of ETI and EES.

19.

Notices and Addresses.  All notices, offers, acceptance and any other acts under this Agreement (except payment) shall be in writing, and shall be sufficiently given if delivered to the addressees in person, by Federal Express or similar receipted next business day delivery, or by facsimile delivery followed by overnight next business day delivery as follows:

ETI:

Ecosphere Technologies, Inc.

501 Madison Avenue, Suite 201

New York, NY 10021

Attention:  Mr. Patrick Haskell

Facsimile:  (917) 388-2941

EES:

Ecosphere Energy Systems, Inc.

501 Madison Avenue, Suite 201

New York, NY 10021

Attention:  Mr. Patrick Haskell

Facsimile:  (917) 388-2941

With a copy to:

Ecosphere Technologies, Inc.

3515 S.E. Lionel Terrace

Stuart, FL 34997

Attention:  Mr. Adrian Goldfarb

Facsimile:  (772) 781-4778

Harris Cramer LLP

1555 Palm Beach Lakes Boulevard, Suite 310

West Palm Beach, FL 33401

Attention:   Michael D. Harris, Esq.

Facsimile: (561) 659-0701

The Holder:

Bledsoe Capital Group, LLC

℅ Chad Wold, Esq.

P.O. Box 2050

126 Central Avenue

Whitefish, MT 59937

Facsimile: (406) 862-2487

With Copy to:

Hunton & Williams LLP

1445 Ross Avenue, Suite 3700

Dallas, TX  75202

Attention:  L. Steven Leshin, Esq.

      Gregory J. Schmitt, Esq.

Facsimile:  (214) 880-0011

or to such other address as any of them, by notice to the other may designate from time to time.  The transmission confirmation receipt from the sender’s facsimile machine shall be evidence of successful facsimile delivery.  Time shall be counted to, or from, as the case may be, the date of delivery.

20.

Attorneys’ Fees.  In the event that there is any controversy or claim arising out of or relating to this Agreement or any other Loan Document, or to the interpretation, breach or enforcement thereof, and any action or proceeding relating to this Agreement or any other Loan Document is filed, the prevailing party shall be entitled to an award by the court of reasonable attorneys’ fees, costs and expenses.

21.

Oral Evidence.  This Agreement and the other Loan Documents constitute the entire agreement between the parties and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof.  Neither this Agreement, any of the other Loan Documents nor any provision hereof or thereof may be changed, waived, discharged or terminated orally, except by a statement in writing signed by the party or parties against which enforcement or the change, waiver discharge or termination is sought.

22.

Governing Law.  This Agreement and any dispute, disagreement, or issue of construction or interpretation arising hereunder whether relating to its execution, its validity, the obligations provided herein or performance shall be governed or interpreted according to the internal laws of the State of Florida without regard to choice of law considerations.

23.

Florida Blue Sky Legend.

FLORIDA LAW PROVIDES THAT WHEN SALES ARE MADE TO FIVE OR MORE PERSONS IN FLORIDA, ANY SALE MADE IN FLORIDA IS VOIDABLE BY THE PURCHASER WITHIN THREE DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH PURCHASER TO ETI, AN AGENT OF ETI OR AN ESCROW AGENT OR WITHIN THREE DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH PURCHASER, WHICHEVER OCCURS LATER.  ALL SALES IN THIS OFFERING ARE SALES IN FLORIDA.  PAYMENTS FOR TERMINATED SUBSCRIPTIONS VOIDED BY PURCHASERS AS PROVIDED FOR IN THIS PARAGRAPH WILL BE PROMPTLY REFUNDED WITHOUT INTEREST.  NOTICE SHOULD BE GIVEN TO ETI TO THE ATTENTION OF PATRICK HASKELL AT THE ADDRESS SET FORTH IN SECTION 19 OF THIS AGREEMENT.

24.

Section or Paragraph Headings.  Section headings herein have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part any of the terms or provisions of this Agreement.

25.

Publicity and Confidentiality.  ETI and EES (collectively, “Ecosphere”) and Holder will not, and will cause their respective representatives not to, without the prior written consent of the other, make any release to the press or other public disclosure, or to make any statement to any competitor, customer, client, or supplier of Ecosphere or Holder or any other person, with respect to the existence or contents of this Agreement, except for such public disclosure as may be necessary for the party proposing to make the disclosure not to be in violation of or default under any applicable law, regulation or governmental order.  If either party proposes to make any disclosure based upon such an opinion, that party will deliver a copy of the text of the proposed disclosure as far in advance of its disclosure as is practicable, and will in good faith consult with and consider the suggestions of the other party concerning the nature and scope of the information it proposes to disclose.  Notwithstanding the preceding, ETI shall have the right to disclose the existence and terms of the Loans and the Loan Documents through filing of Form 8-K, Form 10-Q and/or Form 10-K or similar documents with the United States Securities and Exchange Commission.

26.

Right of First Refusal – Financing.  From the date hereof until May 16, 2013, Holder shall have the first right of refusal to provide financing to EES and/or ETI for all additional projects and equipment using the Ozonix™ process for treating produced waters, frac flowback waters and various industrial waste waters generated during the exploration, production, refining and distribution of energy from natural resources including the oil and gas business, coal, coal bed methane, tar sands, and any other energy producing processes the contaminated water from which  may be determined now or in the future to be capable of remediation by the Ecosphere Ozonix process.  EES and/or ETI shall serve written notice of any such financing opportunities (which shall include a summary of the material financial terms and time limits) to the Holder (the “Offer Notice”).  In the event the Holder does not provide EES and/or ETI with written notice of the Holder’s intention to exercise its first right of refusal within ten (10) days following the Offer Notice or the Holder provides EES and/or ETI written notice of intent not to exercise its first right of refusal, EES and/or ETI shall be free to offer the financing opportunity to other parties, as long as the economic terms are not less favorable to EES and/or ETI.

27.

Satisfaction of Notes Upon Exercise of Option.  In the event that the Holder exercises its option pursuant to the terms of the Exclusive Option, upon the closing of the exercise of the option contained therein, the Holder may, at the Holder’s option, receive a credit against the exercise price payable in connection therewith in the amount of the aggregate outstanding balances of the Notes and the Holder shall deliver to EES the Notes marked “paid in full”.

28.

Subordination.  In the event that the Holder enters into subordination agreements (collectively, the “Subordination Agreements”) with the holders of ETI’s Original Issue Discount 9% Senior Convertible Debentures due December 15, 2009 in the original aggregate amount of $5,595,238 (collectively, the “Debentures”), the Collateral hereunder shall include the items described on Exhibit A-2 as provided in Section 10.  At such time, the Obligations shall be governed by the terms of the Subordination Agreements, as applicable.

[Signature Page to Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Credit Agreement to be duly executed on the day and year first above written.

WITNESSES:	ECOSPHERE TECHNOLOGIES, INC.

	By:	/s/ Patrick Haskell
Patrick Haskell, Chief Executive Officer

ECOSPHERE ENERGY SERVICES, INC.

	By:	/s/ Dennis McGuire
Dennis McGuire, President

BLEDSOE CAPITAL GROUP, LLC

	By:	/s/ Chad Wold
	Name:	Chad Wold
	Title:	Managing Member

[Signature Page to Credit Agreement]

EXHIBIT A

Form of Note

THE NOTE HAS NOT BEEN REGISTERED UNDER THE FEDERAL OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR HYPOTHECATED IN ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH LAWS AS MAY BE APPLICABLE OR, AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY, THAT AN EXEMPTION FROM SUCH APPLICABLE LAWS EXIST.

SECURED NOTE

$1,500,000	April 14, 2009

FOR VALUE RECEIVED, Ecosphere Energy Services, Inc. (“EES”), a Florida corporation, hereby promises to pay to the order of Bledsoe Capital Group, LLC, a Delaware limited liability company (the “Holder”), at Bledsoe Capital Group, LLC, ℅ Chad Wold, Esq., P.O. Box 2050, 126 Central Avenue, Whitefish, MT 59937, or at such other office as Holder designates in writing to EES, in lawful money of the United States of America and in immediately available funds, the principal amount of ONE MILLION FIVE HUNDRED AND NO/100th DOLLARS ($1,500,000), or such lesser or greater amount that may be outstanding pursuant to this Note and Loan Agreement (as defined below), along with interest for the period commencing on October 1, 2009 until each Advance shall be paid in full, at the rates per annum and on the dates provided in the Loan Agreement.

This Secured Note (this “Note”) is executed in connection with that certain Loan Agreement, dated as of April 14, 2009, by and among EES, Ecosphere Technologies, Inc. and the Holder (such Loan Agreement, as the same may be amended or otherwise modified from time to time, being referred to herein as the “Loan Agreement”).  The Loan Agreement, among other things, contains provisions for acceleration of the maturity of the principal evidenced by this Note upon the happening of certain stated events.  This Note shall in all cases be subject to the terms and provisions of the Loan Agreement.  Capitalized terms used in this Note and not defined herein have the respective meanings assigned to them in the Loan Agreement.

EES and each endorser and other party ever liable for payment of any sums of money payable on this Note jointly and severally waive notice, presentment, demand for payment, protest, notice of protest and non-payment or dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, diligence in collecting, grace, and all other formalities of any kind, and consent to all extensions without notice for any period or periods of time and partial payments, before or after maturity, all without prejudice to the holder.

This Note may not be changed or terminated orally, but only with an agreement in writing, signed by the parties against whom enforcement of any waiver, change, modification, or discharge is sought with such agreement being effective and binding only upon attachment hereto.

1

In the event that the Holder fails to exercise its option under the Exclusive Option on or before October 1, 2009, as such date may be amended or modified (and the failure of the Holder to exercise the option under the Exclusive Option is not the result of either (a) a breach of the terms of the Exclusive Option by ETI and/or EES or (b) the failure of ETI and/or EES to fulfill any condition to the exercise of the Exclusive Option, other than as a result of the failure of Holder to comply with its obligations under the Exclusive Option that renders it not possible for ETI and/or EES to fulfill any such condition), and no other Event of Default has occurred on or prior to such date, the following provisions shall apply:

1.

Conversion.

(a)

Conversion; Conversion Rate.  Subject to and upon compliance with the provisions of this Section, all or any portion of this Note, including accrued and unpaid interest, may be converted, at the election of the Holder into duly authorized, validly issued, fully paid and non-assessable shares of common stock of ETI, par value $0.01 per share (the “Common Stock”), at the rate of one share of Common Stock for each $0.15 of then outstanding principal or interest accrued on this Note.  Conversion may be made at any time, at the election of the Holder, up to and including the date of payment.  For conversion, the Holder must present the Note at the office of the ETI along with a properly executed conversion election in the form attached as Exhibit A.

(b)

Issuance of Common Stock on Conversion.  Upon receiving a properly executed conversion election, ETI shall deliver or cause to be delivered to the Holder a certificate or certificates representing the number of duly authorized, validly issued, fully paid and non-assessable shares of Common Stock into which this Note shall be converted in accordance with the provisions of this Section.  Such conversion shall be deemed to have been made at the time of the receipt of the conversion election.  The rights of the Holder as a holder of this Note shall cease at the time this Note is fully converted and, subject to the provision of Section 2(h) hereof, the person entitled to receive the shares of Common Stock upon conversion of such Note shall be treated for all purposes as having become the record holder of such shares at such time and such conversion shall be at the conversion rate in effect at such time.  ETI shall not be obligated to deliver or cause to be delivered such certificates to the Holder unless and until this Note is delivered to ETI or the Holder notifies ETI that this Note has been lost, stolen or destroyed and executes an agreement satisfactory to ETI to indemnify ETI from any loss incurred by it in connection therewith.

(c)

No Adjustment for Dividends.  No payment or adjustments shall be made on conversion of this Note for dividends on securities issued upon such conversion.

(d)

No Fractional Shares to be Issued.  No fractional shares of Common Stock shall be issued upon conversion of this Note.  The number of full shares that shall be issuable upon conversion shall be computed on the basis of the aggregate principal amount of and interest accrued on this Note (or specified portions thereof so surrendered). In lieu of issuing any fractional share, ETI shall pay a cash adjustment in respect of such fractional interest in an amount equal to the same fraction of the closing price per share of Common Stock on the principal securities exchange on which it is then traded on the day on which banking institutions

2

in Miami, Florida are open for business next preceding the day of conversion or if not then traded, at the fair market value of a share of Common Stock as determined in good faith by the board of directors of ETI.

(e)

Effect of Consolidation, Merger, Conveyance or Transfer.  In case of any consolidation of ETI with, or merger of ETI into, any other corporation (other than a consolidation or merger in which ETI is the continuing corporation), or in case of any conveyance or transfer of the property and assets of ETI substantially as an entirety, the entity formed by such consolidation or into which ETI shall have been merged or the person which shall have acquired by conveyance or transfer such property and assets, as the case may be, shall assume the obligations of ETI under this Note and shall agree that the Holder shall have the right thereafter to convert this Note into the kind and amount of shares of stock and other securities and property receivable upon such consolidation, merger, conveyance or transfer by a holder of the number and kind of shares of ETI into which such Note might have been converted immediately prior to such consolidation, merger, conveyance or transfer.  Such assumption shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section.  The above provisions of this Section shall similarly apply to successive consolidations, mergers, conveyances or transfers.

(f)

Notice to Holder Prior to Certain Actions.  In case:

(i)

ETI shall authorize the issuance to all holders of its Common Stock of rights or warrants to subscribe for or purchase shares of its Common Stock or of any other subscription rights or warrants; or

(ii)

ETI shall authorize the distribution to all holders of its Common Stock of evidences of its indebtedness or assets; or

(iii)

ETI is to be a party to any consolidation or merger for which approval of any shareholders of ETI is required, or to the conveyance or transfer of the properties and assets of ETI substantially as an entirety; or

(iv)

ETI is to be voluntarily or involuntarily dissolved, liquidated or wound up;

then ETI shall cause to be given to the Holder, at least twenty (20) days prior to the applicable date hereinafter specified, a notice stating (i) the date as of which the holders of Common Stock of record to be entitled to receive any such rights, warrants or distribution are expected to be determined, or (ii) the date on which any such consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property, if any, deliverable upon such consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up.

3

(g)

ETI to Reserve Shares.  ETI covenants that it will at all times reserve and keep available out of its authorized Common Stock, free from preemptive rights, solely for the purpose of issue upon conversion of this Note as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of this Note.  ETI covenants that all shares of Common Stock which shall be so issuable shall, when issued, be duly and validly issued and fully paid and non-assessable.  ETI covenants that, upon conversion of this Note as herein provided, there will be credited to the Common Stock capital account from the consideration for which the shares of Common Stock issuable upon such conversion are issued an amount per share so issued as determined by the board of directors, which amount shall not be less than the amount required by law and by ETI’s certificate of incorporation as in effect on the date of such conversion.  For the purposes of this covenant the amount of principal and interest owing on the portion of this Note converted, less the amount of cash paid in lieu of the issuance of fractional shares on such conversion, shall be deemed to be the amount of consideration for which the shares issuable upon such conversion are issued.

(h)

Taxes on Shares Issued.  The issuance of certificates for Common Stock upon the conversion of this Note shall be made without charge to the Holder for any tax in respect of the issuance of certificates, and such certificates shall be issued in the respective names of, or in such names as may be directed by, the Holder; provided, however, that ETI shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificate in a name other than that of the Holder, and ETI shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to ETI the amount of such tax or shall have established to the satisfaction of ETI that such tax has been paid.

IN WITNESS WHEREOF, EES has caused this Note to be executed as of the date aforesaid.

Ecosphere Energy Services, Inc.

By:	/s/ Dennis McGuire
Dennis McGuire, President

4

Exhibit A

OPTION OF HOLDER TO ELECT CONVERSION

If you want to elect to have all of the Ecosphere Energy Services, Inc., Secured Note, dated April __, 2009 (the “Note”), converted into Common Stock pursuant to the terms of the Note, check below:

o

Convert the entire principal of and interest accrued on the Note

If you want to have only part of the Note converted, state the amount you elect to have converted:

$_________

If you want the stock certificate made out in another person’s name, complete the following:

________________________________________

________________________________________

________________________________________

________________________________________

(Print or type other person’s name, address, zip code and social security or tax I.D. number)

Date:

Your Signature

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